Exhibit 10.23

LEAK-OUT AGREEMENT

THIS LEAK-OUT AGREEMENT (this “Agreement”) is made and entered between FreeCast, Inc., a Florida corporation (the “Company”) and the undersigned shareholder of FreeCast (the “Shareholder”) as of the date set forth opposite the Company’s signature below (the “Effective Date”).

WHEREAS, the Company has determined that it is advisable and in its and its shareholders’ best interests to undertake a direct listing of shares of its Class A common stock (“Common Shares”) on The Nasdaq Capital Market (“Nasdaq”) involving only the resale offering of its already outstanding shares of Class A common stock by existing shareholders (the “Offering”);

WHEREAS, as of the date hereof, the Shareholder is the beneficial owner of the issued and outstanding shares of Class A common stock of the Company specified below on the signature page hereto (the “Covered Shares”);

WHEREAS, in connection with the Offering, the Company and the Shareholder agree that up to 50% of the Covered Shares (the “Registrable Shares”) are eligible to be included in a Registration Statement on Form S-1 (the “Registration Statement”);

WHEREAS, the Registrable Shares that the Shareholder elects to include in the Registration Statement for the purpose of resale by the Shareholder in the Offering are referred to herein as the “Registered Shares,” and the Covered Shares not included in the Registration Statement, and any Registered Shares that are subsequently deregistered, are collectively referred to herein as the “Non-Registered Shares;” and

WHEREAS, in furtherance of and as a material inducement for the Company to undertake the Offering and include the Registrable Shares indicated on the signature page hereto in the Registration Statement, the Company and the Shareholder have each agreed to enter into this Agreement and to restrict the private and public sale, assignment, transfer, conveyance, hypothecation or alienation of the Covered Shares, on the terms set forth below.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Leak-Out. During the Leak-Out Period (defined below), the Shareholder irrevocably agrees they will not Transfer any of the Covered Shares or any other security of the Company (including any option, warrant, convertible debt or any other securities issued by the Company that are convertible into, or exchangeable for, or represent the right to purchase or receive, Common Shares), EXCEPT:

(a)	as set forth in Section 2 below;

(b)	as set forth in Section 5 below; or

(c)	as approved beforehand in writing by the Company.

For purposes of this Agreement, “Leak-Out Period” shall mean a period commencing on the date the Securities and Exchange Commission (“SEC”) declares the Registration Statement effective and terminating on the date that is one year after the date Common Shares begin trading on Nasdaq (the “Initial Trading Day”).

For purposes of this Agreement, “Transfer” shall mean any offer, pledge, sale, loan, contract to sell, contract to lend, sale of any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer, loan or dispose of, directly or indirectly, or announce the offering of any Covered Share.

2. Sales During the Leak-Out Period. During the Leak-Out Period, the Shareholder may sell:

(a) up to forty-five percent (45%) of the Registered Shares on the Initial Trading Day;

(b) beginning on the twenty-first (21st) trading day after the Initial Trading Day, and each trading day thereafter, additional Registered Shares in an amount of not more than the Shareholder’s pro-rata share of ten percent (10%) of the average daily trading volume (“ADTV”) of Common Shares during the twenty (20) trading days immediately preceding such sale date; and

(c) beginning on the first trading day that is seven (7) months after the Initial Trading Day, and each trading day thereafter, Non-Registered Shares in an amount of not more than the Shareholder’s pro-rata share of ten percent (10%) of the ADTV of Common Shares during the twenty (20) trading days immediately preceding such sale date.

3. Sales Method. Except as permitted in Section 5 below, the Shareholder hereby acknowledges and agrees that any and all sales of Registered Shares and Non-Registered Shares by Shareholder during the Leak-Out Period may only be executed and undertaken through one or more broker-dealers designated by the Company prior to the Initial Trading Day.

4. Transfer Agent Authority. The Shareholder hereby authorizes the Company to cause any transfer agent for the Common Shares to restrict the transfer of, and to note stop transfer restrictions on the stock register and other records, the Covered Shares for which the Shareholder is the record holder, or the beneficial owner but not the record holder, during the Leak-Out Period in accordance with the terms and conditions set forth in this Agreement.

5. Permitted Transfers and Conditions. Notwithstanding anything to the contrary set forth in this Agreement, and subject to the conditions below, the Shareholder may transfer the Non-Registered Shares in the transactions described in clauses (a) through (e) below without the prior written consent of the Company, provided that: (i) the Company receives a signed Leak-Out Agreement for the balance of the Leak-Out Period from each donee, trustee, distributee, or transferee, as the case may be; (ii) any such transfer shall not involve a disposition for value; (iii) such transfers are not required to be reported in any public report or filing with the SEC, or otherwise during the Leak-Out Period; and (iv) the Shareholder does not otherwise voluntarily effect any public filing or report regarding such transfers during the Leak-Out Period:

(a) as a bona fide gift or gifts;

(b) to any to any trust for the direct or indirect benefit of the Shareholder or the immediate family of the Shareholder;

(c) as a distribution to members, partners or stockholders of the Shareholder;

(d) to the Shareholder’s affiliates or to any investment fund or other entity controlled or managed by the Shareholder, provided that such affiliate, investment fund or other entity controlled or managed by the Shareholder shall not be formed for the sole purpose of transferring, for value or otherwise, the Covered Shares;

(e) to any beneficiary of the Shareholder pursuant to a will or other testamentary document or applicable laws of descent; or

(f) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the Shareholder or immediate family of the Shareholder.

For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

6. Representation and Warranties of the Shareholder. The Shareholder hereby represents and warrants to the Company that:

(a) The Shareholder is the record and/or beneficial owner of the Covered Shares.

(b) This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder, enforceable against the Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application respecting creditors’ rights and by general equitable principles.

(c) Neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or bound or to which the Covered Shares are subject, other than a violation, default or conflict which does not materially impair the ability of the Shareholder to perform its obligations under this Agreement. Consummation by the Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Covered Shares.

(d) Plan of Distribution. The Shareholder has reviewed the proposed “Plan of Distribution” section in the Registration Statement or an applicable prospectus supplement and agrees that the statements contained therein reflect their intended method(s) of distribution of the Registered Shares or, to the extent these statements are inaccurate or incomplete, the Shareholder has communicated in writing to the Company any changes to the proposed “Plan of Distribution” that are required to make these statements accurate and complete.

7. Covenants.

(a) No Liens. The Shareholder hereby agrees with, and covenants to, the Company that the Covered Shares, and any certificate representing the Covered Shares, are now, and at all times all such shares then held will be, held by the Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, security interest, proxies, voting trusts or voting agreements or any other encumbrances whatsoever, and that it shall not: (i) grant any proxy, power of attorney or other authorization in or with respect to such shares, except for this Agreement; or (ii) deposit such shares into a voting trust or enter into a voting agreement or arrangement with respect to such shares, except for any arrangements which do not materially impair the ability of the Shareholder to perform its obligations under this Agreement.

(b) Short Selling. The Shareholder hereby acknowledges and is advised of the SEC’s Compliance and Disclosure Interpretation 239.10 regarding short selling:

An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By executing this Agreement, the Shareholder will be deemed to be aware of the foregoing interpretation.

(c) Reliance on Responses. The Shareholder hereby acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Agreement in all matters pertaining to the Registration Statement and the sale of any Registered Shares pursuant to the Registration Statement.

(d) Transfers. If the Shareholder transfers all or any portion of their Covered Shares after the date on which the information in this Agreement is provided to the Company, the Shareholder hereby agrees to notify the transferee(s) at the time of transfer of transferee(s) rights and obligations under this Agreement.

(e) New Registration Statement. If the Company is required to file a new or additional registration statement to register the Registrable Shares indicated on the signature page hereto, the Shareholder hereby agrees to complete and return to the Company, upon the request of the Company, a new Leak-Out Agreement (in a form substantially similar to this Agreement).

(f) Duty to Update Information. By signing below, the Shareholder represents that the information provided herein is accurate and complete. The Shareholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

(g) Consent to use Information. By signing below, the Shareholder consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The Shareholder hereby acknowledges and understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

(h) Notice to Register. The Shareholder acknowledges that by completing, dating and signing this Agreement, he/she is giving written notice to the Company of their desire to have the number of Registrable Shares indicated on the signature page hereto included in the Registration Statement.

(i) Further Actions. The Shareholder shall use commercially reasonable efforts to take, or cause to be taken, all necessary actions, and to do, or cause to be done all things necessary, proper or advisable under this Agreement.

8. Termination of Offering. Notwithstanding anything to the contrary set forth in this Agreement, the Company may, in its sole and absolute discretion: (a) elect to postpone or abandon the Offering prior to the Initial Trading Day; and (b) if Common Shares begin trading on Nasdaq, terminate the Offering at any time after the first date as of which all of the Registered Shares, other than the Registered Shares held by any affiliate or control person, may be sold without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act of 1933, as amended. Upon termination of the Offering, the Company will file a post-effective amendment to the Registration Statement to deregister any of the Registered Shares that remain unsold as of the termination of the Offering. The Shareholder acknowledges and agrees that notwithstanding the postponement, abandonment or termination of the Offering, for any reason, the restrictions on the Transfer of the Covered Shares set forth in this Agreement remain in full force and effect, and are binding on the Shareholder, until such time as this Agreement is terminated in accordance with Section 9(a) below.

9. Miscellaneous.

(a) Termination of this Agreement. This Agreement shall automatically terminate, without any action being taken on the part of the Shareholder, and no longer be binding upon the Company or the Shareholder upon the earlier of: (i) termination of the Leak-Out Period; (ii) the Shareholder’s receipt of written notice from the Company that this Agreement is terminated; or (iii) the date that is one year after the Effective Date, but only if Common Shares have not yet begun trading on Nasdaq before such date.

(b) Governing Law; Venue. This Agreement is being executed and delivered, and is intended to be performed, in the State of Florida, and to the extent permitted by law, the execution, validity, construction, and performance of this Agreement shall be construed and enforced in accordance with the laws of the State of Florida without giving effect to conflict of law principles. This Agreement shall be deemed made and entered into in Orange County, State of Florida and venue for any Proceeding as defined below, in connection with this Agreement shall be in Orange County, Florida.

(c) Waiver of Jury Trial. The parties hereto hereby voluntarily and irrevocably waive trial by jury in any Proceeding brought in connection with this Agreement, any of the related agreements and documents, or any of the transactions contemplated hereby or thereby. For purposes of this Agreement, “Proceeding” includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any party or otherwise and whether civil, criminal, administrative, or investigative, in which a Party was, is, or will be involved as a party or otherwise.

(d) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(e) Enforcement of Agreement. The parties agree that the Company would be irreparably damaged if for any reason the Shareholder failed, in breach of its obligations hereunder, to perform any of its obligations under this Agreement, and that the Company would not have an adequate remedy at law for money damages in such event. Accordingly, the Company shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the Shareholder; and, if the Company should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Shareholder hereby waives the claim or defense that the Company has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Shareholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief. This provision is without prejudice to any other rights that the Company may have against the Shareholder for any failure to perform its respective obligations under this Agreement.

(f) Amendments; Entire Agreement. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the Company and by the Shareholder. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions.

(g) Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

(h) Counterparts; Signatures. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. A signed copy of this Agreement (including any digital or electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) delivered by electronic mail or other means of electronic transmission of a .pdf or similar file shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has caused this Leak-Out Agreement to be executed as of the date first set forth above.

COMPANY

FreeCast, Inc.

Dated:	_________, 2024	By:
William A. Mobley, Jr.
Chief Executive Officer

CERTAIN LEGAL CONSEQUENCES ARISE FROM BEING NAMED AS A SELLING SHAREHOLDER IN THE REGISTRATION STATEMENT AND THE RELATED PROSPECTUS. ACCORDINGLY, BENEFICIAL OWNERS OF SECURITIES TO BE REGISTERED UNDER THE REGISTRATION STATEMENT ARE ADVISED TO CONSULT THEIR OWN SECURITIES COUNSEL REGARDING THE CONSEQUENCES OF BEING NAMED OR NOT BEING NAMED AS A SELLING SHAREHOLDER IN THE REGISTRATION STATEMENT AND THE RELATED PROSPECTUS.

SHAREHOLDER INFORMATION

_________________________________________________________________________________

Shareholder Name (Provide Full Legal Name and Identify any Joint or Co-Tenant Ownership)

Shareholder Address: ________________________________________________________________________

Shareholder Phone #: __________________ Shareholder E-mail Address: ________________________________

________________________________________________________________________________________

Shareholder Signature (If Shareholder is an Entity, Person Authorized to Sign on Behalf of Shareholder)

________________________________________________________________________________________

Shareholder Signature (For Joint or Co-Tenant Only)

________________________________________________________________________________________

Title (For Person Signing on Behalf of an Entity Only)

Number of Shares of Class A Common Stock Beneficially Owned: ____________________________________

(Consult Appendix B to this Agreement for information as to the meaning of “beneficial ownership”)

Number of Shares of Class A Common Stock to be Registered for Resale in the Registration Statement: ______________

(Up to 50% of the Number of Covered Shares Beneficially Owned)

Describe the nature of any position, office or other material relationship the Shareholder has had with the Company during the past three years. (If the answer is “none” or “not applicable,” please so state)

________________________________________________________________________________________

________________________________________________________________________________________

(Signature Page to FreeCast Shareholder Leak-Out Agreement)

APPENDIX B

Definition of “Beneficial Ownership”

1. A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3. Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.